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                                                                   EXHIBIT 10.64

                            SECOND AMENDMENT TO THE
               AFC ENTERPRISES, INC. DEFERRED COMPENSATION PLAN


     THIS SECOND AMENDMENT to the AFC Enterprises, Inc. Deferred Compensation Plan (the "Plan") is made, as of the 24th day of July 2000, by AFC Enterprises, Inc. (the "Company").

                             W I T N E S S E T H :

     WHEREAS, the Company maintains the Plan for the benefit of the Company's key management and highly compensated employees and the key management and highly compensated employees of its affiliates; and

     WHEREAS, Section 9.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time; and

     WHEREAS, the Administrative Committee desires to amend the Plan to (i) permit special mid-year deferral elections during the third quarter of 2000,
(ii) permit discretionary employer contributions, (iii) provide that deferral elections may, at the discretion of the Administrative Committee, remain in effect for longer than a single Plan year, (iv) permit the revocation of bonus deferral elections for any calendar quarter as long as such revocation is submitted before the beginning of such quarter, (v) increase permissible employee deferrals of base compensation to a maximum of 50 percent, (vi) provide that each participating company is obligated to transfer the funds necessary to fund benefits accrued under the Plan to a rabbi trust, and (vii) provide that certain amendments to the Plan will only be effective with respect to future contributions and after notice has been provided to all participants;

     NOW, THEREFORE, the Plan hereby is amended, effective October 1, 2000, as follows:

     1. During the third quarter of 2000, each Participant may modify his Deferral Election and/or his Annual Bonus Election with respect to his Compensation for the payroll periods ending on and after October 1, 2000; provided, no such Deferral or Annual Bonus Election may be made after September 17, 2000. Except as provided in the preceding sentence, such Deferral and Annual Bonus Elections shall remain subject to the terms of Deferral and Annual Bonus Elections otherwise provided for in the Plan, as amended by this Second Amendment.

     2. Article I of the Plan is hereby amended by adding thereto, immediately following Section 1.13, the following new Section:

          1.13A  Discretionary Contributions shall mean the amount (if any)
                 ---------------------------
     credited to a Participant's Account pursuant to Section 3.3A.
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     3.   Section 3.1(a) of the Plan is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

          (a)  Establishment of Accounts. The Administrative Committee shall
               -------------------------
     establish and maintain an Account on behalf of each Participant. Each Account shall be credit with (i) Deferral Contributions, (ii) Matching Contributions, (iii) Discretionary Contributions, and (iv) earnings attributable to such Account, and shall be debited by distributions. Each Account of a Participant shall be maintained until the vested value thereof has been distributed to or on behalf of such Participant or his Beneficiary.

     4. Section 3.1(c) of the Plan is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

          (c)  Several Liabilities. Each Participating Company shall be
               -------------------
     severally (and not jointly) liable for the payment of benefits under the Plan in an amount equal to the total of (i) all undistributed Deferral Contributions withheld from Participant's Compensation paid or payable by each such Participating Company, (ii) all undistributed Matching Contributions attributable to Deferral Contributions described in clause (i) hereof, (iii) all undistributed Discretionary Contributions credited for the period such Participant was employed by such Participating Company, and (iv) all undistributed earnings attributable thereto. The Administrative Committee shall allocate the total liability to pay benefits under the Plan among the Participating Companies pursuant to this formula, and the Administrative Committee's determination shall be final and binding.

     5. Section 3.2(b) of the Plan is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

          (b)  Term. Each Participant's Deferral Election shall remain in effect
               ----
     for all such Compensation earned during a Plan Year, or such other period as determined by the Administrative Committee in its sole discretion, until the earliest of (i) the last day of such Plan Year
     (or other period determined by the Administrative Committee), (ii) the date the Participant ceases to be an active Participant, (iii) the date the Participant revokes such Deferral Election, or (iv) with regard to Deferral Elections that the Administrative Committee has determined will remain in effect for more than a single Plan Year, the date the Participant makes a subsequent Deferral Election for a future Plan
     Year (see subsection (a)(ii) hereof). If a Participant is transferred from the employment of one Participating Company to the employment of another Participating Company, his Deferral Election with the first Participating Company will remain in effect and will apply to his Compensation from the second Participating Company until the earlier of those events set forth in the preceding sentence.

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     6.   Section 3.2(c) of the Plan is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

          (c)  Amount. A Participant may elect to defer his Compensation
               ------
     payable in each regular paycheck in 1 percent increments, up to a maximum of 50 percent (or such other maximum percentage or amount, if any, established by the Administrative Committee from time-to-time).

     7. Section 3.2(d) of the Plan is hereby amended by adding to the end of said Section the following:

     Unless otherwise provided by the Administrative Committee in its sole discretion, a revocation of a Participant's Deferral Election shall revoke his Annual Bonus Election, if any, effective as of the first calendar quarter beginning after the date on which such revocation is received by the Administrative Committee.

     8.   Section 3.2(e)(ii) of the Plan is hereby amended by deleting said
Section in its entirety and by substituting in lieu thereof the following:

          (ii) Such Annual Bonus Election shall remain in effect only for the Plan Year for which it is effective, or such other period as determined by the Administrative Committee in its sole discretion, unless the Participant revokes such Annual Bonus Election or, with regard to Annual Bonus Elections that the Administrative Committee has determined will remain in effect for more than a single Plan Year, the Participant makes a subsequent Annual Bonus Election for a future Plan Year.

     9. Section 3.2(e) of the Plan is hereby amended by adding thereto, immediately following Section 3.2(e)(v), the following new Section:

     (vi) A Participant may revoke his Annual Bonus Election for any calendar quarter by delivering a written notice of revocation to the Administrative Committee before the beginning of such calendar quarter; provided, any such revocation shall be effective for the remainder of the Plan Year. A Participant who revokes an Annual Bonus Election may enter into a new Annual Bonus Election with respect to his Compensation for any subsequent Plan Year by making such Annual Bonus Election on or before the last day of the Plan Year immediately preceding the Plan Year for which he desires to participate and in which the Annual Bonuses to be deferred are payable. Unless otherwise provided by the Administrative Committee in its sole discretion, a revocation of a Participant's Annual Bonus Election shall revoke his Deferral Election, if any, effective as soon as practicable after the date on which such revocation is received by the Administrative Committee.

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     10.  Article III of the Plan is hereby amended by adding thereto, immediately following Section 3.3, the following new Section:

          3.3A Discretionary Contributions.
               ---------------------------

               At such time or times, in such amount(s) and under such terms, as a Participating Company (by separate agreement) or the Administrative Committee, in its sole discretion, may determine, the Administrative Committee may, but shall not be required to, credit to the Account of any Eligible Employee a Discretionary Contribution. Any such contribution may be credited to any one or more of such Eligible Employee's subaccounts (i.e., his subaccount
                                                  ----
     credited with Deferral Contributions or his subaccount credited with Matching Contributions), and such contribution shall take on the characteristics (such as the vesting schedule(s)) applicable to other funds in such subaccount(s). To the extent any special characteristics are to apply to any Discretionary Contributions, the Administrative Committee shall specify these on an exhibit to the Plan and shall credit the Discretionary Contributions to a separate subaccount.

     11. Section 3.5(d) of the Plan is hereby amended by adding to the end of said Section the following:

     Discretionary Contributions shall be credited with earnings from the date the Administrative Committee determines, in its sole discretion, that such amounts have been effectively credited to the Participant's Account.

     12. Section 3.6 of the Plan is hereby amended by adding to the end of said Section the following:

     (See Section 3.3A with respect to the vesting of Discretionary Contributions.)

     13. Section 5.1(a) of the Plan is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

          (a)  General Rule Concerning Benefit Payments. In accordance with
               ----------------------------------------
     the terms of subsection (b) hereof, if a Participant terminates his employment with the Controlling Company and all other members of the Controlled Group for any reason other than death, he (or his Beneficiary, if he dies after such termination of employment but before distribution of his Account) shall be entitled to receive or begin receiving a distribution of the total of: (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount
                                              ----
     of Deferral, Matching and Discretionary Contributions made since such Valuation Date; and minus (iii) the amount of any distributions made
                         -----
     to the Participant since such Valuation Date. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative

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     practice, even if actual payment is made or commenced at a later date due to delays in valuation, administration or any other procedure.

     14.  Section 5.1(b)(i) of the Plan is hereby amended by deleting said
Section in its entirety and by substituting in lieu thereof the following:

          (i) Except as provided in subsection (b)(ii) hereof, with respect to Deferral and Matching Contributions or unless the Administrative Committee specifies otherwise with respect to Discretionary Contributions, the vested benefit payable to a Participant under this Section shall be made or commenced as soon as administratively feasible after the Participant terminates his employment with the Controlling Company and all other members of the Controlled Group for any reason other than death.

     15. Section 5.3 of the Plan is hereby amended by deleting the first sentence of said Section and by substituting in lieu thereof the following:

     If a Participant dies before payment of his benefit from the Plan is made or commenced, the Beneficiary or Beneficiaries designated by such Participant in his latest beneficiary designation form filed with the Administrative Committee shall be entitled to receive a distribution of the total of (i) the entire vested amount credited to such Participant's Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount
                                              ----
     of Deferral, Matching and Discretionary Contributions made since such Valuation Date; and minus (iii) the amount of any distributions
                              -----
     made to the Participant since such Valuation Date.

     16. Section 5.4(b) of the Plan is hereby amended by deleting the first sentence of said Section and by substituting in lieu thereof the following:

     Notwithstanding any other provision of this Article V to the contrary, a Participant may elect, at any time prior to termination of his employment with the Controlling Company and all other members of the Controlled Group, to receive a distribution of a portion of the total of (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral Contributions,
                ----
     Matching Contributions and Discretionary Contributions made since such Valuation Date; and minus (iii) the amount of any distributions
                              -----
     made to the Participant since such Valuation Date.

     17. Section 7.2(a) of the Plan is hereby amended by deleting the first sentence of said Section and by substituting in lieu thereof the following:

     The Participating Companies shall transfer to the Trustee all Deferral Contributions made by Participants as well as such other assets as the Administrative Committee or Company may determine, and such amounts shall

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     be held and administered by the Trustee pursuant to the terms of the Trust Agreement.

     18. Section 9.1 of the Plan is hereby amended by deleting said Section in its entirety and by substituting in lieu thereof the following:

          9.1  Amendments.
               ----------

               The Administrative Committee shall have the right, in its sole discretion, to amend the Plan in whole or in part at any time and from time to time. Any amendment shall be in writing and executed by a duly authorized officer of the Controlling Company. An amendment to the Plan may modify its terms in any respect whatsoever, and may include, without limitation, a permanent or temporary freezing of the Plan such that the Plan shall remain in effect with respect to existing Account balances without permitting any new contributions; provided, no such action may reduce the amount already credited to a Participant's Account without the affected Participant's written consent; and further provided, any amendment (other than one required by law to preserve the tax-deferred nature of the Plan) that (i) relieves a Participating Company from its obligation to transfer the funds necessary to fund benefits accrued hereunder to the Trust Fund pursuant to
     Section 7.2(a), or (ii) diminishes or eliminates a Participant's ability to take in-service distributions as provided for in
     Section 5.4 shall be effective only after notice of such amendment has been provided to all Participants and only with respect to contributions credited after such notice has been so provided. All Participants and Beneficiaries shall be bound by such amendment.

     19. Except as otherwise specified herein, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Second Amendment on the date first above written.

                                        AFC ENTERPRISES, INC.


                                        By: /s/ Gary Hunt
                                            -----------------------------------

                                        Title:  Vice President and Treasurer
                                              ---------------------------------

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